UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

BIO-key International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

101 Crawfords Corner Road
Suite 4116
Holmdel, NJ 07733
(Address of principal executive offices) (Zip Code)

(732) 359-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03         Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

BIO-key International, Inc. 2023 Stock Incentive Plan

On December 14, 2023, the stockholders of BIO-key International, Inc. (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), approved the BIO-Key International, Inc. 2023 Stock Incentive Plan (the “2023 Plan”) at a special meeting of stockholders (the “Special Meeting”). The Board, upon recommendation of the Compensation Committee, previously approved the 2023 Plan subject to approval by the Company’s stockholders.

The 2023 Plan became effective immediately upon approval by the Company’s stockholders and will expire on December 13, 2033, unless terminated earlier. The 2023 Plan permits the Board, or a committee thereof, to grant to eligible employees, non-employee directors, consultants, advisors and independent contractors of the Company non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, and other stock-based awards. The Board, or a committee thereof, may select 2023 Plan participants and determine the nature and amount of awards to be granted. Subject to adjustment as provided in the 2023 Plan, the maximum number of shares of the Company’s common stock, par value $0.0001 (“Common Stock”), available for issuance under the 2023 Plan is 6,000,000.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the 2023 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the 2023 Plan can be found in the definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on November 24, 2023 (the “Proxy Statement”).

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the above referenced Special Meeting, stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Common Stock in the range of 1-for-6 to 1-for-20, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse stock split to be determined by the Board, in its discretion, no later than December 22, 2023 (the “Proposal”). A more detailed summary of the Proposal can be found in the Proxy Statement.

After the Special Meeting, on December 14, 2023, the Board set the reverse stock split ratio at 1-for-18, and on December 19, 2023, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect the reverse stock split. The Certificate of Amendment will become effective at 5:00 p.m., Eastern Time, on December 20, 2023. The Common Stock will begin trading on the Nasdaq Capital Market on a split-adjusted basis on December 21, 2023 under a new CUSIP number, 09060C507.

At the effective time of the 1-for-18 reverse stock split, every 18 issued and outstanding shares of Common Stock will be converted into one (1) issued and outstanding share of Common Stock, and the total outstanding shares of Common Stock will be reduced from approximately 16,900,000 to approximately 941,000. The number of authorized shares and the par value per share will remain unchanged. No fractional shares will be issued in connection with the reverse stock split. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

The foregoing description of the Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the timing and effect of the reverse stock split, are forward-looking statements. The words “anticipate,” “believe,” “should,” “estimate,” “will,” “may,” “future,” “plan,” “intend” and “expect” and similar expressions generally identify forward-looking statements. These statements are not guarantees of future performance or events and are subject to risks and uncertainties that may cause actual results to differ materially from those included within or implied by such forward-looking statements. These risks and uncertainties include, without limitation, risks associated with the reverse stock split, the Company’s ability to regain compliance with the Nasdaq continued listing standards, market conditions and the impact of the reverse stock split on the trading price of the Common Stock, and numerous other matters of national, regional and global scale, including those set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other filings with the SEC. These factors are not intended to represent a complete list of the general or specific factors that may affect the Company. It should be recognized that other factors, including general economic factors and business strategies, may be significant, presently or in the future. Except as required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 5.07         Submission of Matters to a Vote of Security Holders.

On December 14, 2023, the Company held the above referenced Special Meeting. As of the close of business on October 31, 2023, the record date for the Special Meeting, there were 13,668,894 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Each shares of Common Stock was entitled to one vote. Stockholders holding an aggregate of 7,455,086 shares of Common Stock entitled to vote at the Special Meeting, representing 54.4% of the outstanding shares of Common Stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Special Meeting.

At the Special Meeting, the Company’s stockholders considered two proposals, each of which is described in more detail in the Proxy Statement.

The final results of the stockholder vote on each proposal brought before the Special Meeting are set forth below:

Proposal 1. The Company’s stockholders approved the proposed amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse split of the Company’s issued and outstanding Common Stock at a ratio between 1-for-6 and 1-for-20, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse split to be determined by the Board, in its discretion, following stockholder approval (if obtained), but no later than December 22, 2023.  The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,139,952	1,283,994	31,140	-

Proposal 2. The Company’s stockholders approved the BIO-key International, Inc. 2023 Stock Incentive Plan.  The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,869,452	856,044	26,708	2,702,882

Item 8.01         Other Events.

On December 19, 2023, the Company issued a press release announcing the effectiveness of the reverse stock split, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

3.1	Certificate of Amendment (filed herewith)
10.1	BIO-key International, Inc. 2023 Stock Incentive Plan (filed herewith)
99.1	Press Release dated December 19, 2023 (furnished herewith)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: December 19, 2023
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer